Exhibit 99.3


                             UNITED STATES DISTRICT COURT
                            CENTRAL DISTRICT OF CALIFORNLA

                NOTICE OF ASSIGNMENT TO UNITED STATES MAGISTRATE JUDGE
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          Pursuant to the Local Rules Governing Duties of Magistrate Judges, the

     following Magistrate Judge has been designated to hear discovery motions for this case at the discretion of the assigned District Judge:

               [ ] Robert N. Block (RNBx)    [ ] James W. McMahon (Mcx)

               [ ] Rosalyn M. Chapman (RMCx) [ ] Virginia A. Phillips (VAPx)

               [ ] Elgin Edwards (EEx)       [ ] Joseph Reichmann (JRx)

               [ ] Charles F. Eick (Ex)      [ ] Brian Q. Robbins (BQRx)

               [ ] R.J. Groh, Jr. (JGx)      [ ] Carolyn Turchin (CTx)

               [X] Stephen J. Hillman (SHx)  [ ] Andrew J. Wistrich (AJWx)


          Upon the filing of a discovery motion, the motion will be presented to the United States District Judge for consideration and may thereafter be referred to the Magistrate Judge for hearing and determination.

          The Magistrate Judge's initials should be used on all documents filed with the Court so that the case number reads as follows:

                              CV- 95 - 7069 MRP (SHx)

     NOTE:          A COPY OF THIS NOTICE MUST BE SERVED WITH THE
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                             COMPLAINT ON ALL DEFENDANTS.
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     M-9 (08/95)    NOTICE OF ASSIGNMENT TO UNITED STATES MAGISTRATE JUDGE

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                             UNITED STATES DISTRICT COURT

                            CENTRAL DISTRICT OF CALIFORNIA

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     Arthur Shinensky                                  CASE NUMBER

                         PLAINTIFF(S)             CV- 95 - 7069 MRP (SHx)

                                             ---------------------------------
               vs.
     Rod Raynovich and Compumed, Inc.                  S U M M O N S


                         DEFENDANT(S)

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     TO THE ABOVE-NAMED DEFENDANT(S), You are hereby summoned and required to file with this court and serve upon

       Brian Barry, Esq.



          Plaintiff's attorney, whose address is:

               Law Offices of Brian Barry
               8424A Santa Monica Blvd., Suite 184
               Los Angeles, CA 90069
               213-954-7210

          an answer to the complaint which is herewith served upon you within 20 days after service of this summons upon you, exclusive of the day of service.  If you fail to do so, judgment by default will be taken against you for the relief demanded in the complaint.


     DATE:   October 19, 1995
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                                             CLERK, U.S. DISTRICT COURT


                                             By     DENISE HARRELL
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                                                     Deputy Clerk

                                                  (SEAL OF THE COURT)

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                                    S U M M O N S
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     CV-1A (1/87)

     Brian Barry (CSB # 135631)
     LAW OFFICES OF BRIAN BARRY
     8424-A Santa Monica Boulevard
     Suite 184
     Los Angeles, California 90069
     Telephone:  (213) 954-7210
     Fax: (213) 954-7235

     NADEEM FARUQI
     FARUQI & FARUQI, LLP
     415 Madison Avenue
     New York, New York  10017
     Tel: (212) 986-1074

     ROBERT C. SUSSER
     ROBERT C. SUSSER, P.C.
     6 East 43rd Street - Suite 1900
     New York, New York  10017
     Tel: (212) 808-0298

     Attorneys for Plaintiff

                             UNITED STATES DISTRICT COURT

                            CENTRAL DISTRICT OF CALIFORNIA

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                                             :
     ARTHUR SHINENSKY,                       :    Civ. No.
                                             :    CLASS ACTION COMPLAINT
                    Plaintiff,               :    FOR VIOLATION OF
                                             :    FEDERAL SECURITIES
               - against -                   :    LAWS
                                             :
     ROD RAYNOVICH and COMPUMED, INC.,       :
                                             :
                    Defendants.              :    PLAINTIFF DEMANDS
                                             :    A TRIAL BY JURY
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                                CLASS ACTION COMPLAINT
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               Plaintiff, by his attorneys, for his complaint alleges upon personal knowledge as to himself and his own acts and upon information and belief as to all other matters as follows.  Plaintiff's information and belief is based upon, inter alia, the investigation made by and through
                           - - - - -

     his attorneys, including without limitation, public documents, published reports and news articles.


                                JURISDICTION AND VENUE
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               1.   This Court has jurisdiction of this action pursuant to

     Section 27 of the Securities Exchange Act of 1934 (the "Exchange Act"), 15

     U.S.C. ss. 78aa, and 28 U.S.C. ss. 1331.

               2.   Plaintiff brings this action pursuant to ss. 10(b) and 20

     of the Exchange Act, 15 U.S.C. ss. 78j(b) and 78t, and Rule 10b-5

     promulgated thereunder by the Securities and Exchange Commission (the

     "SEC") and ss. 20A of the Exchange Act, 15 U.S.C. ss. 78u(d)t2)(c).

               3.   Venue is appropriate in this District pursuant to 28 U.S.C.

     Sections 1391(b) and (c), because Compumed, Inc. ("Compumed" or the

     "Company") has its corporate headquarters located in this District and is doing business in this District.  Plaintiff is informed and believes that the individual defendant resides in this District.

               4.   In connection with the acts and conduct alleged herein, the,

     directly and indirectly, used the means and instrumentalities of interstate commerce, including the mails, telephone communications, and the facilities of the national securities markets in this District.  Furthermore, the herein disseminated to the investing public, reports and other documents relevant to the claims in this action, prepared by or with the participation, acquiescence, encouragement, cooperation or assistance of herein, within this District.

                                     THE PARTIES
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               5.   Plaintiff Arthur Shinensky purchased 1400 shares of the

     common stock of Compumed during the Class Period.

               6.   Defendant Compumed is a corporation organized under the laws of the State of Delaware with its principal offices at 1230 Rosecrans Ave.,

     Suite 1000, Manhattan Beach, California.

               7.   Defendant Rod Raynovich ("Raynovich") was at all relevant

     times President and Chief Executive Officer of the Company.


                               CLASS ACTION ALLEGATIONS
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               8.   Plaintiff brings this action as a class action pursuant to rule 23(a) and (b)(3) of the Federal Rules of Civil Procedure on behalf of a class (the "Class") consisting of all persons who purchased or otherwise acquired Compumed securities during the period September 27, 1995 through

     October 17, 1995 (the "Class Period") and were damaged thereby.  Excluded from the Class is the defendant named herein, members of the immediate family of the individually named defendant, his heirs, successors and assigns and any subsidiary, affiliate, officer or employee or any defendant.

               9.   The members of the Class are so numerous that joinder of all members is impracticable.  As of August 9, 1995, there were approximately

     6.8 million shares of Compumed common stock outstanding.  Compumed stock was actively traded during the Class Period through the National

     Association of Securities Dealers.  Thousands of shares of Compumed stock were traded during the Class Period and there was an efficient market for the shares of Compumed stock.  While the exact number of Class members is unknown to plaintiff at this time and can only be ascertained through appropriate discovery, plaintiff believes that there are hundreds, if not thousands, of potential Class members.  An efficient market for Compumed securities existed at all times relevant to the Class Period.

               10.  Plaintiff's claims are typical of those of the other members of the Class.  Plaintiff and the other members of the Class sustained injury as a result of ' acts alleged herein.

               11.  Plaintiff will fairly and adequately protect the interests of the members of the Class and has retained counsel competent and experienced in class and securities litigation.  Plaintiff's interest is not antagonistic to those of any other class members nor is plaintiff subject to any unique defenses.

               12.  Common questions of law and fact exist as to all members of the Class and predominate over any questions affecting solely individual members of the Class.  Among the questions of law and fact common to the

     Class are:

                    a.   whether participated in the continuous  scheme, plan

     and course of conduct complained of herein;

                    b.   whether the federal securities laws were  violated by '

     acts alleged herein;

               c.   whether the financial and other information issued by

     or on behalf of Compumed during the Class Period and disseminated to the investing public materially misrepresented or omitted to state material facts about Compumed's business or future prospects;

               d.   whether acted willfully, knowingly or recklessly or with

     gross negligence or failed to exercise due care in misrepresenting or failing to disclose material facts, or in aiding and abetting such conduct;

               e.   whether the market price of Compumed's securities was

     artificially inflated during the Class Period due to the non-disclosure complained of herein; and

               f.   whether plaintiff and the Class have been damaged and if so,

     what is the proper remedy and measure of damages under the applicable law for the wrongs complained of herein.

               13.  A class action is superior to other available methods for the fair and efficient adjudication of this controversy since joinder of all members of the Class would be impracticable, damages to each individual member of the Class may be relatively small and the expense and burden of individual litigation makes it impossible for Class members to individually seek redress for the wrongs done to them.  There will be no difficulty in the management of this action as a class action.


                               SUBSTANTIVE ALLEGATIONS
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               14.  Compumed manufactures, sells and distributes

     electrocardiogram computer analysis equipment and distributes and processes diagnostic tests for osteoporosis.

               15.  On August 31, 1995 it was announced that Merck & Co. and

     Compumed were entering into an exclusive agreement to license Compumed's

     OsteoGram(R).  In return, Compumed was to receive a licensing fee and royalty from Merck.  No specific financial terms were disclosed at that time.

               16.  Upon the announcement defendant Raynovich stated that:

                    RA technology is a safe,
                    valuable, inexpensive option for
                    measuring bone mass, particularly
                    for the thousands of physicians
                    who already have standard X-ray
                    equipment in their offices.

               17.  For the next month there was no further announcement about the impending transaction.  On September 27, 1995 it was finally announced that the agreement between Merck and Compumed had been completed.  Although it was learned weeks later that the agreement had been signed on September

     22, 1995, no specifics of the deal were announced other than the fact that

     Merck would pay Compumed a licensing fee and royalties for five years.

     Nowhere in the announcement was it disclosed that for the last two years of the five-year agreement that the payments received by Compumed would be capped at the lesser of $3 million or 10% of collected revenues for year four and the lesser of S4 million or 10% of collected revenues for year five.  This provision was insisted upon by Merck prior to September 22,

     1995.

               18.  Given that a company's stock price trades at a ratio of price to earnings, ' knew or were reckless in not knowing that any limitation on earnings would negatively affect the stock price of Compumed.

               19.  Thus, armed with the knowledge that there was a "cap" on the payments to be paid by Merck and the resultant affect this would have on

     Compumed's stock price, began to unload massive amounts of shares of

     Compumed stock, before the public dissemination of the "cap."

               20.  The following insiders sold shares of Compumed as follows:

          Name           Position       Date                     Shares
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     Sold
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     Robert Funari       Director       09/28/95                 19,542

     Howard Mark         Director       09/25/95                 22,800

     Devere Pollom       V.P. and CFO   09/08/95-09/12/95         5,000

     Robert Stuckelman   Director       09/21/95-09/29/95        90,000

     Russell Walker      Director       09/28/95                    913
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                                                      TOTAL     138,255

               21.  On October 11, 1995, apparently without the knowledge that the agreement with Merck capped Compumed's earnings upside potential,

     Montgomery securities rated Compumed 17 a "buy."  On that day Compumed's shares rose almost $3 per share from a closing price of $14.375 on October

     10, 1995 to close at $17.125 on October 11th on extraordinarily large volume.

               22.  It was not until October 17, 1995, when Compumed filed the

     Merck\Compumed Agreement with the SEC, that the public learned that the agreement, which had been signed September 22, 1995, would cap payments at

     $3 million in 1999 and $4 million in 2000.  As a result of the disclosure of the cap, Compumed's stock dropped from $14.125 per share to close at

     $8.25 per share, after reaching an intrading low of $7.

               23.  One analyst was quoted on the Bloomberg Business News
                                                  -----------------------

     service as stating that the "cap hadn't been expected . . . everybody is saying the company has mislead us and the company has lied to us."

               24.  Throughout the Class Period, the truth regarding the

     Compumed\Merck Agreement was concealed from plaintiff and the investing public.

               25.  During the Class Period, issued and disseminated various documents and statements to the investing public, as set forth above, which failed to disclose the terms of the Compumed\Merck Agreement and which had the effect of artificially inflating the market prices of Compumed's securities.  The individual defendant, by reason of his position as a primary executive officer of Compumed had actual knowledge of the omission set forth above and intended thereby to deceive plaintiff and the other members of the Class, or, in the alternative, acted with reckless disregard for the truth when they failed to disclose the true facts.

               26.  were under a duty to disclose the material adverse

     non-public information in light of the fact that persons within the Company were trading on inside information and in light of the fact that undertook such duty when they made any statements at all regarding the Merck\Compumed

     Agreement.

               27.  The individual defendant manifested a conscious and

     continuous intent to distort the truth and otherwise mislead the plaintiff and the other members of the Class in order to artificially support and maintain the market price of Compumed's securities.

               28.  During the Class Period, Compumed made affirmative

     statements and failed to disclose material information concerning Compumed.

     Under the circumstances, Compumed and the individual defendant had the affirmative duty to speak fully and truthfully and disclose all material information within its possession on the subject.  Defendant's disclosures were false when made and known to be such by virtue of, inter alia,
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     omissions from its public statements.

               29.  As a result of the materially false and misleading

     information and of the failures to disclose material facts, as set forth above, the market price of Compumed's securities were artificially inflated during the Class Period.  In ignorance of the falsity of the reports and statements described above, plaintiff and the other members of the Class relied, to their detriment, on the reports and statements described above and/or on the integrity of the market prices of Compumed's securities prevailing during the Class Period, in purchasing Compumed's securities in the open market.

               30.  As a result of the wrongful conduct alleged herein,

     plaintiff and the other members of the Class have suffered damages in an amount to be proved at trial.

               31.  By virtue of the foregoing, have violated Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder.

               32.  The individual defendant, by reason of his management position was, during the time he held said positions at Compumed, a

     "controlling" person within the meaning of Section 20 of the Exchange Act and had the power and influence

               D.   Awarding plaintiff and the other members of the

     Class such other and further relief as may be necessary.

     Dated:    October 19, 1995              BRIAN BARRY
                                             LAW OFFICES OF BRIAN BARRY

                                             NADEEM FARUQI
                                             FARUQI & FARUQI, LLP

                                             ROBERT C. SUSSER
                                             ROBERT C. SUSSER, P.C.



                                        BY: /s/ Brian Barry
                                           --------------------------
                                           Brian Barry
                                           Attorneys for Plaintiff

                                DEMAND FOR JURY TRIAL
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               PLEASE TAKE NOTICE that pursuant to Rule 38(b) of the

     Federal Rules of Civil Procedure, plaintiff hereby demands a trial by jury of all issues triable by a jury.

     Dated:    October 19, 1995              BRIAN BARRY
                                             LAW OFFICES OF BRIAN BARRY

                                             NADEEM FARUQI
                                             FARUQI & FARUQI, LLP

                                             ROBERT C. SUSSER
                                             ROBERT C. SUSSER, P.C.


                                        BY: /s/ Brian Barry
                                           --------------------------
                                           Brian Barry
                                           Attorneys for Plaintiff